SECOND AMENDMENT TO
                             REINSTATEMENT AGREEMENT

         THIS AGREEMENT, is made as of December 8, 1998, by and between BENEVA SHOPS ASSOCIATES, LTD., a Florida limited partnership ("Seller") and RRC ACQUISITIONS TWO, INC., a Florida corporation ("Buyer").

                              W I T N E S S E T H:

         Seller and Buyer and RRC ACQUISITIONS, INC. heretofore entered into a Reinstatement Agreement dated as of October 28, 1998, as amended (the "Agreement"), concerning the sale by Seller and acquisition by Buyer, as Assignee of RRC ACQUISITIONS, INC., of certain real and personal property described therein, located in Sarasota, Florida. Seller and Buyer desire to amend the Agreement as provided herein.

         NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other valuable consideration, including the covenants herein contained, Seller and Buyer acknowledge and agree as follows:

         1. Buyer hereby notifies Seller, that subject to the conditions to Closing set forth in the Agreement and to the additional conditions set forth herein, Buyer has elected to proceed to closing of the transaction contemplated hereby.

         2. Section 2.1(a) of Exhibit "A" of the Agreement is replaced with the following:

   (a) Purchase Price and Terms. The total Purchase Price for the
       Property (subject to adjustment as provided herein) shall be $11,288,850.00. The Purchase Price shall be payable in cash at Closing.

   3. As modified hereby, the Agreement continues in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Witnesses:                                        RRC ACQUISITIONS TWO, INC.,
                                                  a Florida corporation

Name:
                                                  By:
                                                  Its:

Name:                                             Date:

                                              Tax Identification No. 59-3210155

                                                              "BUYER"

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                                              BENEVA SHOPS ASSOCIATES, LTD.,
                                              a Florida limited partnership

                                              By Its General Partner:

                                              Sarasota Beneva Company, Ltd.,
                                              a Florida limited partnership

                                              By Its General Partners:

                                              RAB Holdings, Inc., a Florida
Name:                                         corporation

                                              By:
Name:                                         Richard A. Beard, III
As to RAB Holdings, Inc.                      President

                                              WRC Holdings, Inc., a Texas
Name:                                         corporation

                                              By:
Name:                                         William R. Cooper
As to WRC Holdings, Inc.                      President

                                              Tax Identification No: 75-2018292

                                              Date: